June 12, 1998



To Our Shareholders:

We extend our personal invitation to join us at a Special Meeting of Shareholders on July 20, 1998.


The formal Notice of Meeting and Proxy Statement appear on the following pages and contain details of a proposal to amend the Association's Declaration of Trust.


It is important that you promptly sign and return the enclosed proxy card in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.


We appreciate your attention to this important action and look forward to seeing you at the Special Meeting.


Sincerely,



DONALD G. PARDUS
Chairman of the Board
[Logo]
One Liberty Square
P.O. Box 2333, Boston, MA 02107

NOTICE OF SPECIAL MEETING


June 12, 1998

To Our Shareholders:

Notice is hereby given that a Special Meeting of the Shareholders of Eastern Utilities Associates, a voluntary association formed under a Declaration of Trust dated April 2, 1928, as amended, will be held in the offices of the Association on the 13th floor at One Liberty Square, Boston, Massachusetts, on Monday, July 20, 1998, at 10:30 a.m., for the following purposes:

1. To approve amendments to the Association's Declaration of Trust to remove the Shareholder approval requirement applicable to a sale of shares of a majority-owned direct subsidiary of the Association that results in loss of voting control of such a subsidiary.

2.  To transact such other business as may properly come before the meeting.

Only Common Shareholders of record on the transfer books of the Association at the close of business on June 12, 1998 will be entitled to vote at the meeting of which notice is hereby given and at any and all adjournments thereof.

You are urged to sign, date and return the enclosed proxy at your earliest convenience to Proxy Services, Boston EquiServe, P.O. Box 9377, Boston, Massachusetts 02205-9952. An envelope is enclosed for that purpose.

You are invited to be present at the meeting and in the event you do attend, any proxy previously signed may be revoked and your shares voted in person at the meeting.

                                               By Order of the Trustees,



                                               CLIFFORD J. HEBERT, JR.
                                               Treasurer and Secretary
PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 20, 1998

The accompanying proxy is solicited on behalf of the Trustees of Eastern Utilities Associates for use at a Special Meeting of Shareholders to be held in the offices of the Association on the 13th floor of One Liberty Square, Boston, Massachusetts, on Monday, July 20, 1998 for the purposes set forth in the foregoing Notice of Special Meeting and at any and all adjournments thereof. This Proxy Statement and form of proxy were sent to Shareholders on or about June 17, 1998.

        The Association's Board of Trustees (the "Trustees") have fixed the close of business on June 12, 1998 as the record date for determination of holders of record of Common Shares entitled to notice and to vote at the meeting. There were outstanding 20,435,997 Common Shares on the record date, the holders of which are entitled to one vote per share in person or by proxy, on all matters acted on at the meeting.

        At the Special Meeting, the holders of Common Shares outstanding on the record date will be asked to consider and vote upon a proposal to approve and adopt amendments (the "Trust Amendments") to the Association's Declaration of Trust dated April 2, 1928, as amended (the "Declaration of Trust"), which would delete provisions therein requiring approval by the holders of at least two-thirds of outstanding Common Shares prior to a sale of shares of the capital stock of a majority-owned direct subsidiary of the Association if such sale would result in the loss of voting control of such a subsidiary by the Association.

        The Declaration of Trust provides that a quorum for the meeting shall consist of the representation in person or by proxy at the meeting of Shareholders entitled to a majority or more of the votes that could be cast at the meeting. The proposal set forth in the Notice of Special Meeting, however, will require the affirmative vote of two-thirds of all Common Shares outstanding on the record date. When a Proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the Proxy card. Shares which are represented at the meeting but as to which the holder abstains from voting or has no voting authority in respect of a particular matter (such as in the case of a broker non-vote) will not be deemed to be voted on such matter but will be the equivalent of negative votes on the Trust Amendments proposal. Shareholders are urged to mark the box on the Proxy card to indicate how their shares are to be voted. If a Shareholder returns a signed Proxy card, but does not indicate how his or her shares are to be voted, the shares represented by the Proxy card will be voted "FOR" approval of the Trust Amendments. The Proxy card also confers discretionary authority on the individuals appointed by the Trustees and named on the Proxy card to vote the shares represented thereby on any other matter which is properly presented for action at the Special Meeting.

The person giving such a proxy may revoke it at any time before it is voted, by a later dated proxy delivered pursuant to this solicitation, by other written revocation received by the Secretary, or by oral revocation in person at the meeting.

OWNERSHIP OF COMMON SHARES

        The table below sets forth information concerning beneficial ownership by each of the Trustees and the five most highly compensated executive officers of the Association in 1997, and by all of the Trustees and executive officers of the Association as a group.



Name                   Common Shares of the Association
                      Beneficially Owned at May 1, 1998 (a)
Russell A. Boss                  1,000 (b)
John D.  Carney                 16,640 (c)
Paul J.  Choquette, Jr.          2,370 (f)
Peter S. Damon                   1,207 (d)
Peter B.  Freeman                2,500
Clifford J. Hebert, Jr.         15,660 (c)
Larry A. Liebenow                1,000
Jacek Makowski                     200
Wesley W. Marple, Jr.            1,885 (e)
Donald G. Pardus                70,952 (c)
Robert G. Powderly              20,728 (c)
Margaret M. Stapleton            1,604
John R. Stevens                 45,039 (c)
W. Nicholas Thorndike            2,146
Trustees and executive
      officers as a group      182,931 (g)

_____________

(a) Unless otherwise indicated, beneficial ownership is based on sole investment and voting power. Each nominee's ownership represents less than four-tenths of one percent of the outstanding common shares of the Association.

(b) In addition, Mr. Boss owns 5 shares of Blackstone Valley Electric Association's 4.25% Preferred Stock.

(c) Jointly owned with spouse except for 1,802, 2,367, 6,083, 2,321 and 2,549 shares held under the Association's Employees' Savings Plan for Messrs. Carney, Hebert, Pardus, Powderly and Stevens, respectively, as to which each has voting power, and 12,363, 9,834, 43,841, 13,412 and 34,565 shares held under the Eastern Utilities Associates Restricted Stock Plan by Messrs. Carney, Hebert, Pardus, Powderly and Stevens, respectively, as to which each has voting power. Also included are 2,475, 3,459, 498, 4,735 and 93 shares individually owned by Messrs. Carney, Hebert, Pardus, Powderly and Stevens.

(d)     Jointly owned with spouse, except for 200 shares held individually.

(e) In addition, Mr. Marple's spouse owns 263 common shares. Mr. Marple disclaims any beneficial interest in such shares.

(f) In addition, Mr. Choquette's spouse owns 150 common shares. Mr. Choquette disclaims any beneficial interest in such shares.

(g) Represents approximately nine-tenths of one percent of total outstanding common shares.

As of June 10, 1998, there were no beneficial owners of 5% or more of the Association's outstanding Common Shares.

 PROPOSED AMENDMENTS TO THE ASSOCIATION'S DECLARATION OF TRUST

        The Trustees have unanimously approved the proposed Trust Amendments and have directed that they be submitted to the Shareholders for their approval at the Special Meeting. Approval by the Shareholders of the Trust Amendments, which amend paragraph (c) of Section 11 and the second sentence of the last paragraph of Section 28 of the Declaration of Trust, would permit the Trustees to sell shares of stock, or certificates of interest therein, of any corporation, trust or association of which a voting majority in interest of the shares is then held as a part of the trust estate, without first obtaining Shareholder approval of the sale, which is currently required (by the affirmative vote of holders of two-thirds of outstanding Common Shares) if such a sale results in the loss of voting control of such a subsidiary by the Association.

Paragraph (c) of Section 11, with the provision proposed to be deleted by the Trust Amendments underlined and set off in brackets, currently provides the Trustees with the power:

(c) To sell at public auction or by private contract, or otherwise, the whole or any part of the trust estate, free and discharged of the trusts hereunder, to any person or persons in such manner and for such price or consideration upon time or otherwise, and subject to such restrictions and agreements as they may in their uncontrolled discretion determine and without the necessary of applying to any court or to the Shareholders hereunder (except as herein otherwise provided) for permission so to do, and to buy in or rescind or vary any contract of sale and to resell without being responsible for loss, and to convert, exchange or refund the whole or any part of the trust estate for or into any shares, bonds or other securities or obligations, property or effects in which the Trustees might, under the provisions hereof, invest any moneys forming a part of the trust estate, and, without limiting the generality of the foregoing, to sell the whole or any party of the trust estate for any shares, bonds or other securities or obligations of the purchaser, as a step in proceedings looking towards the termination of the trust hereby created, or the carrying out of any plan for the reorganization [provided however that the Trustees shall not so sell, except upon or in connection with the termination of the trust hereby created, any shares of the stock, or certificates of interest therein, of any corporation, trust or association of which a voting majority in interest of the shares is then held as a part of the trust estate if such sale would result in the loss of voting control by this association, unless such sale shall have been authorized by the Shareholders at a meeting called for that purpose, by a vote of at least two-thirds (2/3) of the total number of votes to which Shareholders shall be entitled to the time of such vote] or rearrangement of the business or properties conducted or held hereunder.

        The second sentence of the last paragraph of Section 28, with the provisions proposed to be deleted by the Trust Amendments underlined and set off in brackets, currently provides:

In any case whether expressly so provided or not, a vote of two-thirds (2/3) of the total number of votes to which Shareholders are entitled at the time the vote is taken shall be necessary (1) to dissolve this association and liquidate its assets except such dissolution and liquidation as may result from a reorganization as provided in Article 11(n); (2) to merge or consolidate this association with any other association, trust or corporation except that this provision shall not apply to the acquisition by this association of the shares or property of any corporation, trust or association whether in exchange for the shares of this association or otherwise; [(3) to take any action that will result in the loss of voting control, by this association, of any other association, trust or corporation;] or [(4)] (3) to change the voting rights and restrictions set forth in this Article 28; provided, however, that the provisions of Article 30 exempting from personal liability the Shareholders, Trustees, officers, agents or other representatives of this association may be amended only by unanimous vote of all the votes to which Shareholders are entitled at the time such vote is taken.

        The principal purpose of the Trust Amendments is to provide the Association with increased flexibility to respond expeditiously to opportunities that may arise regarding a possible sale of one or more direct subsidiaries of this Association.

Although management of the Association may from time to time evaluate the possible sale of one or more of the Association's direct subsidiaries, there are no active negotiations with any potential purchasers. On May 7, 1998, the Association announce d that it had ceased discussions regarding the possible sale of EUA Cogenex Corporation ("Cogenex") primarily because the parties were unable to agree on terms consistent with management's objective of maximizing Shareholder value. There are currently no discussions or negotiations with any potential purchaser of Cogenex, but if the Trust Amendments are approved by the Shareholders at the Special Meeting, a sale of Cogenex, as well as of other direct subsidiaries, could be completed without Shareholder approval. The Trustees believe that removing the requirement for such approval will enhance the Association's ability to consummate such sales and possibly enhance the value to the Association and its Shareholders realized from such transactions.

For the foregoing reasons, the Trustees unanimously recommend that Shareholders vote "FOR" the proposed Trust Amendments.

OTHER MATTERS

Management does not intend to bring before the meeting any matters other than the Trust Amendments proposal and has no knowledge of any other matters which may be brought up by other persons. However, if any other matters not now known properly come before the meeting or any adjournment thereof, the persons named in the enclosed form of proxy, including any substitutes, are expected to vote said proxy in accordance with their judgment on such matters.

EXPENSES

The expenses in connection with the solicitation of the enclosed form of proxy will be borne by the Association. Proxies will be solicited by mail and may be solicited by officers, trustees and regular employees of the Association and EUA Service Corporation personally, by telephone or facsimile. Corporate Investor Communications, Inc. has been retained by the Company to assist in the solicitation of proxies at a cost of $4,800 plus reimbursement of reasonable out-of-pocket expenses. The Association will also pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses, nominal in amount, for sending proxy material to principals and obtaining their proxies.

SHAREHOLDER PROPOSALS
The 1999 Annual Meeting of Shareholders is tentatively scheduled to be held on or about May 17, 1999. Proposals of Shareholders intended to be presented at the meeting must be received by the Association on or before November 24, 1998.

AVAILABLE INFORMATION

The Association is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the SEC. Copies of such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at 5 00 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain documents filed electronically with the SEC by the Association can be obtained at the Commission's Internet site located at www.sec.gov.


DETACH HERE

EASTERN UTILITIES ASSOCIATES

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

PROXY

        The undersigned hereby constitutes and appoints Wesley W. Marple, Jr., Donald G. Pardus and John R. Stevens, or any one or more of them, as Attorney, with full power of substitution and revocation, to appear and vote all common shares of Eastern Utilities Associates standing in the name of the undersigned at the close of business on June 12, 1998, with all the powers which the undersigned would possess if then and there present, at a Special Meeting of the Shareholders of the Association to be held in the Offices of the Association on the 13th floor at One Liberty Square, Boston, Massachusetts, on Monday, July 20, 1998 at 10:30 A.M., and at any and all adjournments thereof, and especially (but without limiting the general authorization hereby given) to vote at said Special Meeting (1) as hereinafter specified by the undersigned on the proposal listed on the reverse side hereof, and (2) with discretionary authority with respect to any other matters which may properly come before the meeting, hereby revoking any and all proxies heretofore given by the undersigned with respect to such shares.

        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)  SEE REVERSE SIDE

DETACH HERE

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

PROPOSAL TO AMEND DECLARATION OF TRUST

                FOR                     AGAINST         ABSTAIN

             /     /                    /     /         /     /

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT



Signature:__________________________________   Date:______________

Signature:__________________________________   Date:______________